Senior Notes	9 Months Ended
Sep. 30, 2011
Senior Notes [Abstract]
Senior Notes

NOTE 10—SENIOR NOTES

In April 2011, Kennedy-Wilson, Inc., a wholly-owned subsidiary of Kennedy-Wilson, issued $200 million in aggregate principal amount of its 8.750% senior notes due April 1, 2019 with an effective yield of 8.875% and an additional $50 million in aggregate principal amount of its 8.750% senior notes due April 1, 2019 with an effective yield of 8.486%. Interest on the notes is payable on April 1 and October 1 of each year. If the Notes are redeemed prior to April 1, 2017 a premium must be paid on the redeemed amount. The terms of the notes are governed by an indenture by and among the Issuer, Kennedy-Wilson, as parent guarantor, certain subsidiaries of the Issuer, as subsidiary guarantors and Wilmington Trust FSB, as trustee.

The indenture governing the notes contains various restrictive covenants, including, among others, limitations on our ability and the ability of certain of our subsidiaries to incur or guarantee additional indebtedness, to make restricted payments, pay dividends or make any other distributions from restricted subsidiaries, redeem or repurchase capital stock, sell assets or subsidiary stocks, engage in transactions with affiliates, create or permit liens on assets, enter into sale /leaseback transactions, and enter into consolidations or mergers.

The indenture governing the 8.750% senior Notes limits Kennedy-Wilson's ability to incur additional indebtedness if, on the date of such incurrence and after giving effect to the new indebtedness, Kennedy-Wilson's maximum balance sheet leverage ratio (as defined in the indenture) is greater than 1.50 to 1.00. This ratio is measured at the time of incurrence of additional indebtedness.